Exhibit 99.1

SAFEWAY

Alexander & Baldwin, Inc.

PREMIER HAWAII REAL ESTATE COMPANY

Supplemental Information

As of and for the Three Months and Year Ended December 31, 2016

ALEX LISTED NYSE

Alexander & Baldwin, Inc.
Table of Contents

Forward-Looking Statements

Statements in this Supplement that are not historical facts, including potential benefits, consequences and impact of a potential REIT conversion, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements include, but are not limited to, the Company’s plans regarding (i) the possibility of converting to a REIT and the timing thereof, (ii) the potential advantages, benefits and impact of, and opportunities created by, converting certain assets into a REIT. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions.

These forward-looking statements are not guarantees of future performance. The information contained in this Supplement is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s most recent Form 10-K and other filings with the SEC, which identify important factors that could affect the forward-looking statements in this Supplement. We do not undertake any obligation to update the Company’s forward-looking statements.

Basis of Presentation

The information contained in this Supplement does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP).

2

Alexander & Baldwin, Inc.
Company Profile

Alexander & Baldwin, Inc. is a 146-year-old Hawaii company focused on creating value from its tremendous real estate assets.

Assets	•	2.9M square feet of Hawaii commercial real estate, excluding ground leases, primarily Oahu grocery-anchored strip retail properties
	•	1,500+ units in active development for sale on major islands across the state
	•	Over 87,000 acres of land in Hawaii, making A&B the state’s fourth largest landowner
	•	50%+ market share of Hawaii’s materials and paving industry

Hawaii-focused Strategy	•	Increase commercial real estate portfolio value and cash flow
	•	Accelerate monetization of development pipeline
	•	Leverage strong Materials & Construction segment positioning
	•	Continue disciplined and prudent financial management

Hawaii Economic Highlights

- Visitor industry sets a fifth straight record year in arrivals and expenditures

- Outlook for economic growth remains positive

(Percentage change, except unemployment rate)	2015	2016	2017F	2018F	2019F
Real gross domestic product	2.3	2.0	1.8	1.7	1.6
Real personal income	3.8	2.7	2.4	2.3	2.5
Visitor expenditures	0.9	4.2	2.9	4.0	3.7
Visitor arrivals	4.3	3.0	1.5	1.7	1.6
Unemployment rate	3.6	3.2	3.4	3.5	3.6

F=Forecast

Source: Hawaii State Department of Business, Economic Development & Tourism (February 6, 2017); No endorsement implied.

Oahu Commercial Real Estate Trends

Oahu commercial markets fundamentals continue to strengthen

	Average Asking Rent PSF/Mo				% Change from Same Quarter in the Prior Year
	Retail		Industrial	Office	Retail	Industrial	Office
4Q2012	$3.24		$0.96	$1.57	(5.5)	4.3	—
4Q2013	$3.35		$0.99	$1.55	3.4	3.1	(1.3)
4Q2014	$3.64		$1.10	$1.64	8.7	11.1	5.8
4Q2015	$3.84		$1.13	$1.67	5.5	2.7	1.8
4Q2016	$3.92		$1.21	$1.69	2.1	7.1	1.2

	Vacancy Rate				Percentage Point Change from Same Quarter in the Prior Year
	Retail		Industrial	Office	Retail	Industrial	Office
4Q2012	4.6		3.8	13.0	0.4	(1.0)	—
4Q2013	4.2		2.7	12.2	(0.4)	(1.1)	(0.8)
4Q2014	4.1		2.1	13.2	0.1	0.6	(1.0)
4Q2015	5.1		1.7	12.7	(1.0)	0.4	0.5
4Q2016	8.4	*	1.6	12.7	(3.3)*	0.1	—

*Retail vacancy affected by Ala Moana GLA expansion, and new GLA from International Marketplace and Ka Makana Ali’i

Source: Colliers International Hawaii; No endorsement implied.

TRADING HIGHLIGHTS

ALEX	NYSE listed ticker symbol
2.1B	Market capitalization (as of February 2, 2017)
170K	3-month average trading volume

3

Alexander & Baldwin, Inc.
Glossary of Terms

Annualized Base Rent (ABR)	The current month’s contractual base rent multiplied by 12.

Backlog	Backlog represents the amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded or government contracts in which Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is believed to be perfunctory.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

EBITDA is calculated for the Materials & Construction segment by adjusting consolidated segment operating profit (which excludes interest and tax expenses), as applicable, by adding back depreciation and amortization and subtracting income attributable to non-controlling interests. EBITDA is a Non-GAAP measure used by the Company in evaluating the operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the segment’s ongoing core operations and should be not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

EBITDA is also presented for the Company on a consolidated basis. EBITDA is calculated by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes, and depreciation and amortization. The Company provides this information to investors as an additional means of evaluating the performance of the Company’s operations and should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

GLA	Gross leasable area.

GAAP	Generally accepted accounting principles in the United States of America.

Occupancy	The percentage of square footage leased to gross leasable space.

Net Operating Income	Net operating income (NOI) is a Non-GAAP measure derived from commercial real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general, administrative and other expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization expense, and gains on sales of interests in real estate. The Company believes that the Commercial Real Estate segment’s operating profit is the most directly comparable GAAP measurement to NOI.

Same-store	Properties that were owned throughout the entire duration of both periods under comparison, including stabilized properties.

Stabilized	A commercial property is considered stabilized when it either reaches 80% economic occupancy or 12 months following acquisition or construction completion.

Straight-line rent	GAAP requirement to average tenant rents over the life of the lease regardless of actual cash collected.

Year built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

4

Alexander & Baldwin, Inc.
Consolidated Balance Sheets
($ in millions)

	December 31,
	2016	2015
ASSETS
Current Assets
Cash and cash equivalents	$2.2	$1.3
Accounts receivable, less allowances of $1.0 as of December 31, 2016 and $1.7 as of December 31, 2015	32.1	38.6
Contracts retention	13.1	11.5
Costs and estimated earnings in excess of billings on uncompleted contracts	16.4	16.3
Inventories	43.3	55.9
Real estate held for sale	1.0	—
Income tax receivable	10.6	14.0
Prepaid expenses and other assets	19.6	14.9
Total current assets	138.3	152.5
Investments in Affiliates	390.8	416.4
Real Estate Developments	179.5	183.5
Property – Net	1,231.6	1,269.4
Intangible assets - Net	53.8	54.4
Goodwill	102.3	102.3
Other assets	60.0	63.8
Total Assets	$2,156.3	2,242.3

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and current portion of long-term debt	$42.4	$90.4
Accounts payable	35.2	35.5
Billings in excess of cost and estimated earnings on uncompleted contracts	3.5	2.6
Accrued interest	6.3	5.5
Deferred revenue	17.6	0.1
Indemnity holdback related to Grace acquisition	9.3	9.3
HC&S cessation-related liabilities	19.1	6.4
Accrued and other liabilities	31.7	34.9
Total current liabilities	165.1	184.7
Long-term Liabilities:
Long-term debt	472.7	496.6
Deferred income taxes	182.0	202.1
Accrued pension and post-retirement benefits	64.8	59.7
Other non-current liabilities	47.7	60.5
Total long-term liabilities	767.2	818.9
Total Liabilities	932.3	1,003.6
Commitments and Contingencies
Redeemable Noncontrolling Interest	10.8	11.6

Equity
Common stock - no par value; authorized, 150 million shares; outstanding, 49.0 million and 48.9 million shares at December 31, 2016 and 2015, respectively	1,157.3	1,151.7
Accumulated other comprehensive loss	(43.2)	(45.3)
Retained earnings	95.2	117.2
Total A&B shareholders’ equity	1,209.3	1,223.6
Non-controlling interest	3.9	3.5
Total liabilities and equity	$2,156.3	$2,242.3

5

Alexander & Baldwin, Inc.
Consolidated Statements of Operations
($ in millions, except per-share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Operating Revenue:
Commercial real estate	$32.7	$33.2	$134.7	$133.6
Land operations	32.3	16.4	61.9	120.2
Materials and construction	46.2	53.7	190.9	219.0
Total operating revenue	111.2	103.3	387.5	472.8
Operating Costs and Expenses:
Cost of commercial real estate	19.0	19.3	79.0	80.4
Cost of land operations	17.1	5.3	35.0	71.1
Cost of materials and construction contracts	39.6	41.6	154.5	175.7
Selling, general and administrative	13.9	14.0	56.2	55.3
REIT evaluation costs	5.7	—	9.5	—
Impairment of real estate assets	11.7	—	11.7	—
Total operating costs and expenses	107.0	80.2	345.9	382.5
Operating Income	4.2	23.1	41.6	90.3
Other Income and (Expense):
Income related to joint ventures	15.7	6.1	19.2	36.8
Gain (loss) on the sale of improved property, net	—	(3.6)	8.1	(1.8)
Reduction in solar investments, net	—	(0.9)	(9.8)	(2.6)
Interest income and other	0.9	0.4	2.5	1.2
Interest expense	(6.2)	(6.6)	(26.3)	(26.8)
Other income (expense)	10.4	(4.6)	(6.3)	6.8
Income From Continuing Operations Before Income Taxes	14.6	18.5	35.3	97.1
Income tax expense	1.0	7.0	2.6	36.3
Income From Continuing Operations	13.6	11.5	32.7	60.8
Income (loss) from discontinued operations, net of income taxes	(13.0)	(23.4)	(41.1)	(29.7)
Net Income (Loss)	$0.6	$(11.9)	$(8.4)	$31.1
Income attributable to noncontrolling interest	(0.7)	(0.3)	(1.8)	(1.5)
Net Income (Loss) Attributable to A&B	$(0.1)	$(12.2)	$(10.2)	$29.6

Basic Earnings (Loss) per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.27	$0.19	$0.66	$1.15
Discontinued operations available to A&B shareholders	(0.26)	(0.48)	(0.84)	(0.61)
Net income (loss) available to A&B shareholders	$0.01	$(0.29)	$(0.18)	$0.54
Diluted Earnings (Loss) per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.27	$0.19	$0.65	$1.14
Discontinued operations available to A&B shareholders	(0.26)	(0.48)	(0.83)	(0.60)
Net income (loss) available to A&B shareholders	$0.01	$(0.29)	$(0.18)	$0.54
Weighted Average Number of Shares Outstanding:
Basic	49.0	48.9	49.0	48.9
Diluted	49.4	48.9	49.4	49.3

6

Alexander & Baldwin, Inc.
Consolidated Statements of Operations (Continued)
($ in millions)

Supplemental Information
EBITDA	$41.4	$(1.3)	$114.4	$130.1
Operating Profit	$32.2	$33.2	$84.7	$145.8

Note: See Appendix for a statement about management’s use of Non-GAAP financial measures and required reconciliations

7

Alexander & Baldwin, Inc.
Consolidated Condensed Statements of Cash Flows
($ in millions)

	Year Ended December 31,
	2016	2015
Cash Flows from in Operating Activities:	$111.2	$129.1
Cash Flows from Investing Activities:
Capital expenditures for property, plant and equipment	(108.6)	(43.4)
Capital expenditures related to forward 1031 commercial property transactions	(7.5)	(1.3)
Proceeds from disposal of property and other assets	19.6	8.1
Proceeds from disposals related to 1031 commercial property transactions	69.2	40.0
Payments for purchases of investments in affiliates and other investments	(47.2)	(29.4)
Proceeds from investments in affiliates and preferred investment	41.3	44.4
Change in restricted cash associated with 1031 transactions	7.6	(17.4)
Net cash provided by (used in) investing operations	(25.6)	1.0

Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	272.0	132.0
Payments of long-term debt and deferred financing costs	(334.3)	(248.1)
Payments on line-of-credit agreement, net	(9.9)	(3.0)
Distribution to noncontrolling interests	(1.4)	(1.1)
Dividends paid	(12.3)	(10.3)
Proceeds from issuance (repurchase) of capital stock and other, net	1.2	(1.1)
Net cash provided by financing activities	(84.7)	(131.6)

Cash and Cash Equivalents:
Net increase (decrease) for the period	0.9	(1.5)
Balance, beginning of period	1.3	2.8
Balance, end of period	$2.2	$1.3

8

Alexander & Baldwin, Inc.
Notes Payable & Long-Term Debt
As of December 31, 2016
($ in millions)

					Principal payments
Debt:	Stated rate %	Weighted average interest rate %	Maturity date	Weighted average maturity date (years)	2017	2018	2019	2020	2021	Thereafter	Total principal	Unamortized deferred finance cost/ (discount) premium	Total
Secured Debt:
Pearl Highlands	4.15	4.15	2024	7.4	$1.7	$1.8	$1.9	$1.9	$2.0	$79.5	$88.8	$1.2	$90.0
Midstate Hayes	6.38	6.38	2017	1.0	8.2	—	—	—	—	—	8.2	—	8.2
KTC III	(a)	5.95	2021	4.7	0.3	0.3	0.4	0.4	9.8	—	11.2	(0.4)	10.8
GLP Asphalt Plant	(b)	5.98	2021	2.7	1.3	1.3	1.5	1.6	0.4	—	6.1	(0.4)	5.7
Manoa Marketplace	(c)	3.14	2029	11.6	—	—	0.5	1.6	1.7	56.2	60.0	(0.3)	59.7
Term loan secured by letter of credit	(d)	2.83	2019	5.0	—	—	—	—	9.4	—	9.4	—	9.4

Subtotal				8.0	$11.5	$3.4	$4.3	$5.5	$23.3	$135.7	$183.7	$0.1	$183.8

Unsecured Debt:
Prudential Series A	5.53	5.53	2024	6.5	$—	$—	$—	$—	$7.1	$21.4	$28.5	$—	$28.5
Prudential Series B	5.55	5.55	2026	7.8	—	—	—	—	1.0	45.0	46.0	—	46.0
Prudential Series C	5.56	5.56	2026	6.5	—	1.0	1.0	1.0	9.0	13.0	25.0	—	25.0
Prudential Series D	6.90	6.90	2020	2.5	16.3	16.3	16.2	16.2	—	—	65.0	—	65.0
Prudential Series E	3.90	3.90	2024	4.4	5.6	9.8	9.8	9.0	9.5	24.4	68.1	—	68.1
Prudential Series F	4.35	4.35	2026	7.2	—	—	—	2.4	4.5	15.1	22.0	—	22.0
Prudential Series G	3.88	3.88	2027	6.0	—	7.5	7.5	5.4	1.5	28.1	50.0	(0.9)	49.1
Unsecured term note #1	3.31	3.31	2018	1.3	1.9	0.9	—	—	—	—	2.8	—	2.8
Unsecured term note #2	2.00	2.00	2018	1.1	0.7	0.1	—	—	—	—	0.8	—	0.8
Unsecured term note #3	5.19	5.19	2019	2.0	2.0	2.1	2.4	—	—	—	6.5	—	6.5
Unsecured term note #4	1.85	1.85	2017	1.0	2.5	—	—	—	—	—	2.5	0.1	2.6
Swingline	3.06	3.06	2020	1.0	1.9	—	—	—	—	—	1.9	—	1.9
Revolving credit line	(e)	2.04	2020	4.0	—	—	—	13.0	—	—	13.0	—	13.0
Wells Fargo Revolver	1.93	1.93	2016	—	—	—	—	—	—	—	—	—	—

Subtotal				5.1	$30.9	$37.7	$36.9	$47.0	$32.6	$147.0	$332.1	$(0.8)	$331.3

Total				6.2	$42.4	$41.1	$41.2	$52.5	$55.9	$282.7	$515.8	$(0.7)	$515.1

(a) Loan has a stated interest rate of LIBOR plus 1.5%, but is swapped through maturity to a 5.95% fixed rate.
(b) Loan has a stated interest rate of LIBOR plus 1.0%, but is swapped through maturity to a 5.98% fixed rate.
(c) Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.135% fixed rate.
(d) Loan has an effective interest rate of 2.82% for 2016.
(e) LIBOR plus 1.75%, based on pricing grid.	Liquidity:
	Cash and cash equivalents	$2.2
	Restricted cash (1031)	$9.9
	Available under unsecured credit facility	$322.4

	Ratios:
	Principal debt to total enterprise value	19.0%
	Principal debt to total assets	23.9%
	Principal debt to EBITDA	4.5	x
	Principal debt to total debt and equity	29.8%

9

Alexander & Baldwin, Inc.
Components of NAV
($ in millions)

Commercial Real Estate -		Commercial Real Estate -
Company Information		Hawaii Market Information

Income producing assets	NOI TTM Ended December 31, 2016	Hawaii market cap rate information, Income producing assets	Range of Market Cap Rates

Hawaii retail	$46.5	Hawaii retail	4.0% - 6.0%
Hawaii industrial	11.6	Hawaii industrial	5.0% - 7.0%
Hawaii office	3.9	Hawaii office	6.0% - 8.0%
Hawaii ground leases	11.3	Hawaii ground leases	2.0% - 5.0%
Mainland retail	2.2
Mainland industrial	4.6
Mainland office	6.3
Total	$86.4

Materials & Construction -						Materials & Construction -
Company Information						Market Information
Historical EBITDA	1Q	2Q	3Q	4Q	Total	Materials and Construction peers:	Ticker
2016	$10.4	$7.8	$8.0	$7.0	$33.2	Cementos Argos S.A.	CMT
2015	$9.5	$9.7	$10.2	$11.6	$41.0	CEMEX S.A.B. de C.V.	CX
2014	$7.2	$11.4	$9.0	$10.4	$38.0	CRH plc	CRH
2013	(a)	(a)	(a)	$6.8	$6.8	HeidelbergCement AG	HDELY
						Martin Marietta Materials, Inc.	MLM
						Monarch Cement Co.	MCEM
Development Sales - Company Information						Summit Materials Inc.	SUM
	Book Value as of December 31, 2016					Vulcan Materials Company	VMC
Key Active Development Projects					(b)	Specialty Construction Companies:
Residential units					$47.0	Colas SA	RE.PA
Lot sales					$384.0	Granite Construction Inc.	GVA
Other Development Projects					$106.0	Great Lakes Dredge & Dock Corp.	GLDD
Total					$537.0	Orion Group Holdings, Inc.	ORN
						Sterling Construction Co. Inc.	STRL
						Tutor Perini Corporation	TPC

(a) Segment was formed on October 1, 2013 with the acquisition of Grace Pacific.

(b) The book value of active development projects includes land stated at its acquisition value. In the case of development projects on A&B’s historical landholdings, such as Kamalani and Maui Business Park, the value of land would be approximately $150 per acre.

See Appendix for a statement about management’s use on non-GAAP financial measures and a reconciliation of Materials & Construction operating profit to segment EBITDA.

10

Alexander & Baldwin, Inc.
Components of NAV (Continued)
($ in millions, except Nominal Sales Data)

Landholdings - Company Information
		A&B Land Sales Data - Maui & Kauai 2012-2016
Landholdings not valued elsewhere	Acres	Acres Sold	Average	High	Low
Urban land, not in active development/use	384	66	$1,813,000	$4,346,200	$1,647,100
Agriculture in urban entitlement process	617
Agriculture	54,914	2,107	$28,100	$151,600	$13,750
Conservation & preservation (c)	29,803
Total	85,718

Other Company Information (in millions)

Total carrying value of debt at December 31, 2016					$515.1

Shares outstanding at December 31, 2016					49.0

(c) Conservation land is generally utilized in the collection of water, which benefits the agricultural land, and therefore, generally these lands should not be separately valued.

11

Alexander & Baldwin, Inc.
Property Report - Hawaii

	Property		Island	Year built / renovated	GLA at 12/31/16 (sq. ft.)	Leased %	Annualized Base Rent (ABR) ($ in 000s)	ABR per leased sq. ft.	2016 NOI ($ in 000s)	2016 % NOI to HI portfolio NOI	Total Principal Debt ($ in 000s)
						(a)				(g)
	Retail
1	Pearl Highlands Center		Oahu	1992-1994	415,200	96	$9,478	$24.11	$9,900	13.5	$90,034
2	Kailua Retail		Oahu	1947-2014	316,400	97	9,186	29.96	9,590	13.1	10,787
3	Waianae Mall		Oahu	1975	170,300	86	2,701	18.39	2,190	3.0	—
4	Manoa Marketplace		Oahu	1977	139,300	98	4,492	33.79	4,520	6.2	60,000
5	Kaneohe Bay Shopping Center	(b)	Oahu	1971	124,800	100	2,872	22.90	2,440	3.3	—
6	Waipio Shopping Center		Oahu	1986, 2004	113,800	98	2,901	26.12	3,350	4.6	—
7	Aikahi Park Shopping Center		Oahu	1971	98,000	82	1,313	16.50	2,870	3.9	—
8	The Shops at Kukui’ula		Kauai	2009	89,000	96	3,828	46.08	3,580	4.9	—
9	Lanihau Marketplace		Hawaii	1987	88,300	99	1,843	20.87	2,020	2.8	—
10	Kunia Shopping Center		Oahu	2004	60,600	80	1,769	37.98	1,920	2.6	—
11	Lahaina Square		Maui	1973	50,200	76	665	17.43	510	0.7	—
12	Kahului Shopping Center		Maui	1951	49,900	90	621	15.89	510	0.7	—
13	Napili Plaza		Maui	1991	45,700	89	1,117	27.46	1,130	1.5	—
14	Gateway at Mililani Mauka		Oahu	2008, 2013	34,900	92	1,678	51.21	1,510	2.1	—
15	Port Allen Marina Center		Kauai	2002	23,600	88	507	23.39	460	0.6	—
	Subtotal – Retail				1,820,000	93	$44,971	$26.67	$46,500	63.5	$160,821

	Industrial
16	Komohana Industrial Park	(c)	Oahu	1990	238,300	99	$2,552	$11.50	$4,240	5.8	$—
17	Kaka’ako Commerce Center		Oahu	1969	206,000	83	2,255	12.48	2,020	2.8	—
18	Waipio Industrial		Oahu	1988-1989	158,400	100	2,308	14.65	2,310	3.1	—
19	P&L Warehouse		Maui	1970	104,100	100	1,324	12.71	1,320	1.8	—
20	Kailua Industrial/Other		Oahu	1951-1974	68,800	96	847	13.27	680	0.9	—
21	Port Allen		Kauai	1983,1993	63,800	100	645	10.11	650	0.9	—
22	Harbor Industrial		Maui	1930	53,400	87	104	10.47	380	0.5	—
	Subtotal – Industrial				892,800	95	$10,035	$12.51	$11,600	15.8	$—

	Office
23	Kahului Office Building		Maui	1974	59,600	84	$1,400	$27.50	$1,290	1.8	$—
24	Gateway at Mililani Mauka South	(d)	Oahu	1992, 2006	37,100	97	1,419	41.14	1,060	1.4	—
25	Kahului Office Center		Maui	1991	33,400	88	769	26.06	760	1.0	—
26	Stangenwald Building		Oahu	1901, 1980	27,100	89	447	18.62	430	0.6	—
27	Judd Building		Oahu	1898, 1979	20,200	86	316	18.09	180	0.2	—
28	Maui Clinic Building	(e)	Maui	1958	16,600	31	119	25.60	(40)	—	—
29	Lono Center		Maui	1973	13,700	87	319	25.38	210	0.3	—
	Subtotal – Office				207,700	83	$4,789	$27.59	$3,890	5.3	$—
	Subtotal – Excluding Ground Leases				2,920,500	93	$59,795	$22.47	$61,990	84.6	$160,821

	Ground Leases
30	Kailua		Oahu	19 acres	—	—	$—	$—	$3,460	4.7	$—
31	Other Oahu		Oahu	23 acres	—	—	—	—	4,840	6.6	—
32	Neighbor Island	(f)	Neighbor Island	74 acres	—	—	—	—	2,960	4.1	—
	Subtotal - Ground Leases			116 acres	—	—	$—	$—	$11,260	15.4	$—
32	Total Hawaii				2,920,500	93	$59,795	$22.47	$73,250	100.0	$160,821

12

Alexander & Baldwin, Inc.
Property Report - Hawaii (Continued)

(a)	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter.

(b)	A&B owns the leasehold improvements of this center and does not own the fee interest.

(c)	Includes ground lease income.

(d)	An 18,415-square-foot expansion was completed and added to the commercial portfolio in June 2016.

(e)	Negative NOI and low occupancy relates to property repositioning.

(f)	Includes 64 ground leased urban acres.

(g)	See Appendix for a statement about management’s use of non-GAAP financial measures and required reconciliations.

13

Alexander & Baldwin, Inc.

Property Report - U.S. Mainland (ML)

	Property	City/State	Year built / renovated	GLA at 12/31/16 (sq. ft.)	Leased % (a)	Annualized Base Rent (ABR) ($ in 000s)	ABR per leased sq. ft.	2016 NOI (b) ($ in 000s)	2016 % NOI to ML portfolio NOI	Total Principal debt ($ in 000s)
	Retail:
1	Little Cottonwood Center	Sandy, UT	1998, 2008	141,500	93	$1,514	$11.27	$1,332	12.5%	$—
2	Royal MacArthur Center	Dallas, TX	2006	44,900	95	941	23.28	884	8.3%	—
	Subtotal – Retail			186,400	94	$2,455	$14.05	$2,216	20.8%	$—

	Industrial:
3	Midstate 99 Distribution Center	Visalia, CA	2002, 2008	790,200	94	$2,795	$4.21	$2,813	26.4%	$8,212
4	Sparks Business Center	Sparks, NV	1996-1998	396,100	97	1,917	5.03	1,787	16.8%	—
	Subtotal – Industrial			1,186,300	95	$4,712	$4.51	$4,600	43.2%	$8,212

	Office:
5	1800 and 1820 Preston Park	Plano, TX	1997,1998	198,800	88	$3,085	$18.16	$1,749	16.4%	$—
6	Concorde Commerce Center	Phoenix, AZ	1998	138,700	91	2,579	20.42	1,593	14.9%	—
7	Deer Valley Financial Center	Phoenix, AZ	2001	126,600	81	1,566	16.87	503	4.7%	—
	Subtotal – Office			464,100	90	$7,230	$18.59	$3,845	36.0%	$—
	Subtotal - Mainland before dispositions			1,836,800	93	$14,397	$8.95	$10,661	100.0%	$8,212
	Dispositions							$2,468
	Total Mainland			1,836,800	93	$14,397	$8.95	$13,129	100.0%	$8,212

	Total Hawaii and Mainland
	Total Mainland			1,836,800	93	$14,397	$8.95	$13,129	100.0%	$8,212
	Total Hawaii			2,920,500	93	$59,795	$22.47	$73,250	100.0%	$160,821
	Total Portfolio			4,757,300	93	$74,192	$17.37	$86,379	100.0%	$169,033

(a) Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter.

(b) See Appendix for a statement about management’s use of non-GAAP financial measures and required reconciliations.

14

Alexander & Baldwin, Inc.
Net Operating Income (NOI)
($ in millions, unaudited)

		4Q16			4Q15			% Change
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	(a)	$11.2	$0.6	$11.8	$9.5	$0.6	$10.1	17.9%	—%	16.8%
Industrial		3.0	1.0	4.0	2.9	1.1	4.0	3.4%	(9.1)%	—%
Office		1.1	1.0	2.1	0.8	3.0	3.8	37.5%	(66.7)%	(44.7)%
Ground		2.8	—	2.8	3.3	—	3.3	(15.2)%	—%	(15.2)%
Total		$18.1	$2.6	$20.7	$16.5	$4.7	$21.2	9.7%	(44.7)%	(2.4)%

		Year ended December 31, 2016			Year ended December 31, 2015			% Change
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	(a)	$46.5	$2.2	$48.7	$38.7	$2.5	$41.2	20.2%	(12.0)%	18.2%
Industrial		11.6	4.6	16.2	11.3	4.7	16.0	2.7%	(2.1)%	1.3%
Office		3.9	6.3	10.2	3.7	10.5	14.2	5.4%	(40.0)%	(28.2)%
Ground		11.3	—	11.3	12.6	—	12.6	(10.3)%	—%	(10.3)%
Total		$73.3	$13.1	$86.4	$66.3	$17.7	$84.0	10.6%	(26.0)%	2.9%

Same Store NOI (b)

		4Q16			4Q15			% Change
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	(c)	$10.1	$0.6	$10.7	$9.5	$0.6	$10.1	6.3%	—%	5.9%
Industrial		2.8	1.0	3.8	2.8	1.1	3.9	—%	(9.1)%	(2.6)%
Office		0.7	1.1	1.8	0.7	1.5	2.2	—%	(26.7)%	(18.2)%
Ground		2.8	—	2.8	3.3	—	3.3	(15.2)%	—%	(15.2)%
Total		$16.4	$2.7	$19.1	$16.3	$3.2	$19.5	0.6%	(15.6)%	(2.1)%

		Year ended December 31, 2016			Year ended December 31, 2015			% Change
		Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail		$37.6	$2.2	$39.8	$35.6	$2.5	$38.1	5.6%	(12.0)%	4.5%
Industrial		11.6	4.6	16.2	11.3	4.6	15.9	2.7%	—%	1.9%
Office		2.8	3.8	6.6	3.0	4.4	7.4	(6.7)%	(13.6)%	(10.8)%
Ground	(d)	12.6	—	12.6	13.2	—	13.2	(4.5)%	—%	(4.5)%
Total		$64.6	$10.6	$75.2	$63.1	$11.5	$74.6	2.4%	(7.8)%	0.8%

(a) For purposes of calculating fourth quarter 2016 NOI and the twelve months ended December 31, 2016, NOI from Aikahi Park Shopping Center (APSC), tenant improvements and ground lease NOI were included in Hawaii retail. Ground lease NOI for APSC in the fourth quarter of 2015 and twelve months ended December 31, 2015 was included in Hawaii ground leases through April 2015 and in Hawaii retail as of May 2015.

(b) Full year 2016 Same Store NOI was 0.8% higher than prior year for the overall portfolio and 2.4% for the Hawaii portfolio. Retroactive rent for Kaiser and Aikahi Park, as well as the IBM termination payment in 2015 offset Oahu retail revenue increases and revenue increases at the Shops at Kukui’ula.

(c) Ground lease NOI from APSC was included in the calculation of the fourth quarter 2016 and 2015 same-store NOI in Hawaii retail.

(d) Ground lease NOI from APSC was included in the calculation of the twelve months ended December 31, 2016 and 2015 same-store NOI in Hawaii ground leases.

Note: See Appendix for a statement about management’s use of non-GAAP financial measures and required reconciliations.

15

Alexander & Baldwin, Inc.
Percent Occupancy

	4Q16			4Q15			% Change
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	93	95	93	93	93	93	—	2	—
Industrial	96	90	93	96	99	98	—	(9)	(5)
Office	85	90	88	83	89	88	2	1	—
Total	93	91	92	94	94	94	(1)	(3)	(2)

	Year ended December 31, 2016			Year ended December 31, 2015			% Change
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	93	94	93	94	93	94	(1)	1	(1)
Industrial	95	95	95	95	99	97	—	(4)	(2)
Office	83	90	88	83	91	90	—	(1)	(2)
Total	93	93	93	93	95	94	—	(2)	(1)

Same Store Percent Occupancy

	4Q16			4Q15			% Change
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	93	95	93	93	93	93	—	2	—
Industrial	96	90	93	96	99	98	—	(9)	(5)
Office	82	90	88	82	82	82	—	8	6
Total	93	91	92	94	94	94	(1)	(3)	(2)

	Year ended December 31, 2016			Year ended December 31, 2015			% Change
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Hawaii	Mainland	Total
Retail	94	94	94	94	93	94	—	1	—
Industrial	95	95	95	95	99	97	—	(4)	(2)
Office	81	87	85	81	86	84	—	1	1
Total	93	93	93	93	95	94	—	(2)	(1)

16

Alexander & Baldwin, Inc.
Commercial Real Estate Transactional Activity (2015-2016)

Property disposed in 2016	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased % at disposition
Ninigret Office Park	6/16	$30.4	185,500	100
Gateway Oaks	6/16	8.0	59,700	92
Prospect Park	6/16	22.3	163,300	100
Total		$60.7	408,500

Property acquired in 2016	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased % at acquisition
2927 East Manoa Road (Ground Lease)	12/16	$2.8	N/A	N/A
Manoa Marketplace	1/16	82.4	139,300	99
		$85.2	139,300

Property disposed in 2015	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased % at disposition
Union Bank	12/15	$10.0	84,000	53
San Pedro Plaza	5/15	16.7	171,900	69
Wilshire Shopping Center	3/15	4.3	46,500	72
Total		$31.0	302,400

Property acquired in 2015	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased % at acquisition
Aikahi Park Shopping Center - Improved Property(a)	5/15	$1.6	98,000	86

(a) On May 1, 2015, the Company acquired the leasehold improvements of the Aikahi Park Shopping Center in Kailua. The company has owned the ground lease under the improved property since its initial acquisition of the Kailua Town Portfolio in December 2013.

17

Alexander & Baldwin, Inc.
Top Ten Tenants (In-Service Properties) Based Upon ABR
As of December 31, 2016

Tenant	ABR ($ in 000s)	% of ABR	GLA (sq. ft.)	% of total GLA
Sam’s Club	$3,307.9	4.5%	180,908	3.8%
CVS Corporation	2,623.5	3.5%	150,411	3.1%
United Healthcare Services, Inc.	2,216.1	3.0%	108,100	2.3%
Foodland Supermarket, Ltd. & related companies	1,832.0	2.5%	112,929	2.4%
24 Hour Fitness USA, Inc.	1,375.0	1.9%	45,870	1.0%
Albertsons Companies, Inc.	1,316.1	1.8%	168,621	3.5%
Whole Foods Market, Inc.	1,120.3	1.5%	31,647	0.7%
Office Depot, Inc.	1,016.7	1.3%	75,824	1.6%
Keystone Automotive Operations, Inc.	1,016.0	1.3%	230,300	4.8%
International Paper	977.7	1.3%	252,040	5.3%
Total	$16,801.3	22.6%	1,356,650	28.5%

18

Alexander & Baldwin, Inc.
Lease Expiration Schedule
As of December 31, 2016

Total Improved Portfolio(a)
Expiration year	Number of leases	Sq. ft. of expiring leases	% of total leased GLA	ABR expiring ($ in 000s)	% of total ABR

2017	186	1,077,711	26.0	$14,700	19.1
2018	148	820,354	19.8	9,800	12.7
2019	134	540,188	13.0	12,400	16.1
2020	96	390,894	9.4	9,000	11.7
2021	97	479,485	11.6	10,600	13.7
2022	33	153,597	3.7	4,200	5.4
2023	26	163,378	3.9	2,600	3.4
2024	14	175,748	4.2	4,500	5.8
2025	21	58,481	1.4	2,500	3.2
2026	10	37,328	0.9	1,600	2.1
Thereafter	23	249,949	6.1	5,200	6.8
Total	788	4,147,113	100.0	$77,100	100.0

(a) Improved portfolio lease expirations and percentages of GLA and ABR do not include month-to-month leases.

Ground Lease Expirations
Expiration year	ABR expiring ($ in 000s)	% of total ABR
Month-to-month	$700	5.4
2017	1,200	9.3
2018	300	2.3
2019	500	3.9
2020	900	7.0
2021	900	7.0
2022	200	1.6
2023	—	—
2024	—	—
2025	—	—
2026	700	5.4
Thereafter	7,500	58.1
	$12,900	100.0

19

Alexander & Baldwin, Inc.
New & Renewal Lease Summary
As of December 31, 2016

								Comparable Leases Only (a)
Total - New and Renewal	Leases	GLA	New ABR ($ in 000s)	New ABR/ SF	Tenant Improvement SF	3rd Party Leasing Comm (in millions)	Weighted Average Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
Q4	54	408,770	$5,130	$12.55	$8.97	$2.11	2.9	35	308,804	$10.57	$9.99	5.8%
Q3	49	145,553	2,628	18.06	4.93	4.19	3.6	33	85,617	19.10	17.47	9.4%
Q2	42	82,248	2,034	24.73	5.56	4.23	4.4	31	65,913	25.15	20.88	20.4%
Q1	51	284,704	4,350	15.28	2.06	2.53	4.1	43	247,984	13.33	11.12	19.9%
Total	196	921,275	$14,142	$15.35	$5.89	$2.76	3.5	142	708,318	$13.92	$12.30	13.2%

Total - New Leases	Leases	GLA	New ABR ($ in 000s)	New ABR/ SF	Tenant Improvement SF	3rd Party Leasing Comm (in millions)	Weighted Average Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
Q4	28	128,545	$2,611	$20.31	$28.53	$5.33	5.9	9	28,579	$26.03	$23.72	9.7%
Q3	22	70,157	1,265	18.04	9.26	6.77	4.4	6	10,221	26.69	22.98	16.1%
Q2	22	33,175	878	26.45	13.79	5.80	4.2	11	16,840	29.78	21.80	36.6%
Q1	21	60,713	1,554	25.59	8.51	5.44	5.3	13	23,993	21.23	16.13	31.7%
Total	93	292,590	$6,307	$21.56	$18.08	$5.75	5.2	39	79,633	$25.46	$20.93	21.7%

Total - Renewal Leases	Leases	GLA	New ABR ($ in 000s)	New ABR/ SF	Tenant Improvement SF	3rd Party Leasing Comm (in millions)	Weighted Average Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
Q4	26	280,225	$2,519	$8.99	$—	$0.64	1.5	26	280,225	$8.99	$8.59	4.7%
Q3	27	75,396	1,363	18.07	0.90	1.79	2.9	27	75,396	18.07	16.72	8.1%
Q2	20	49,073	1,156	23.57	—	3.18	4.5	20	49,073	23.57	20.57	14.6%
Q1	30	223,991	2,797	12.49	0.31	1.75	3.8	30	223,991	12.49	10.58	18.0%
Total	103	628,685	$7,835	$12.46	$0.22	$1.37	2.7	103	628,685	$12.46	$11.21	11.2%

	Three Months Ended 12/31/2016						TTM Ended 12/31/2016
	Leases	GLA	ABR ($ in 000s)	ABR/ SF	% of ABR	Rent Spread	Leases	GLA	ABR ($ in 000s)	ABR/SF	% of ABR	Rent Spread
Hawaii
Retail	34	58,656	$2,349	$40.04	67.2%	14.0%	95	187,173	$6,138	$32.79	57.5%	16.8%
Industrial	7	52,192	$722	$13.83	20.7%	2.7%	46	216,289	$2,835	$13.11	26.6%	21.3%
Office	7	14,584	$425	$29.17	12.2%	(1.3)%	23	51,781	$1,703	$32.89	16.0%	0.5%
Mainland
Retail	1	3,641	$68	$18.74	4.2%	5.0%	10	27,334	$570	$20.85	16.4%	7.9%
Industrial	4	278,068	$1,531	$5.51	93.7%	—%	9	405,572	$2,226	$5.49	64.2%	1.7%
Office	1	1,629	$34	$21.00	2.1%	(b)	13	33,126	$670	$20.21	19.3%	10.9%

(a) Comparable lease detail excludes certain one-time strategic lease extensions for space repositioning and assignments without term changes.

(b) No comparable data

20

Alexander & Baldwin, Inc.
Commercial Portfolio Repositioning, Redevelopment & Development Summary
As of December 31, 2016

								Leasing Activity
Project	Phase	In-service	Capital ($ in millions)	Incurred to Date ($ in millions)	Incremental Stabilized NOI ($ in millions)	Stabilized Yield on Cost	Projected GLA (Sq. Ft.)	% Leased	% LOI	Total
Gateway at Mililani South Expansion	Completed	June-16	$6.0	$6.0	$0.8	13%	18,415	100		100
Pearl Highlands Center – Food Court Repositioning	Pre-construction	Late 2017	3.0	0.1	0.3	10-12%	6,300	—	60	60
Lau Hala Shops Repositioning	Construction	2018	21.0	1.6	1.9-2.4	9-11%	48,400	19	68	87
Total			$30.0	$7.7	$3.0-$3.5	9-13%	73,115

21

Alexander & Baldwin, Inc.
Active Development Projects
As of December 31, 2016

								(Dollars in millions)				Construction timing			Sales Closings Timing
Project	Location	Product	Estimated Economic Interest	Units, acres or gross leasable sq. ft.	Avg unit (sf)/ lot size (acres)	Units/ acres closed	Target price range per sq. ft.	Est. Project Cost	Capital Committed (JV)	Investment	Net Investment	Start	End		Start	End
			(a)					(b)	(c)		(e)	(f)	(f)		(f)	(f)
Residential units
Kamalani (Increment 1)	Kihei, Maui	Primary residential	100%	170 units	994 sf	—	$400	64	N/A	18	18	2016	2019		2017	2019
Ka Milo at Mauna Lani	Kona, Hawaii	Resort residential	50%	137 units	2,165 sf	86 units	$530-$800	125	16	16	5	2005	2018		2007	2020
Keala o Wailea (MF-11)	Wailea, Maui	Resort residential	65%+/-5%	70 units	1,385 sf	—	$600-$1,000	64	9	9	9	2015	2018		2017	2018
The Collection	Honolulu, Oahu	Primary residential	90% +/-5%	465 units	904 sf	451 units	$785	281	54	54	15	2014	2016		2016	2017
Total								$534	$79	$97	$47

Lot sales
Kahala Avenue Portfolio	Honolulu, Oahu	Residential	100%	30 lots	0.5 acres	23 lots	$150-$385	135	N/A	134	46	N/A	N/A		2013	2018
Maui Business Park II	Kahului, Maui	Light industrial lots	100%	125 acres	0.5 - 11 acres	30 acres	$38-$60	77	N/A	57	39	2011	2021		2012	2030
The Ridge at Wailea (MF-19)	Wailea, Maui	Resort residential	100%	9 lots (4.5 acres)	0.5 acres	1 lot	$60-$100	10	N/A	9	8	2007	2009		2014	2020
Kukui’ula	Poipu, Kauai	Resort residential	85% +/- 5%	Up to 1,500 units (640 saleable acres)	0.42 acres	145 lots	$40-$110	N/A	N/A	301	291	2006	2030	(d)	2006	2030
Total								$222	—	$501	$384

(a) Economic interest represents the Company’s estimated share of distributions after return of capital contributions based on current forecasts of sales activity. Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, estimated economic interests are subject to change.

(b) Includes land cost at book value and capitalized interest but excludes sales commissions and closing costs.

(c) Includes land cost at contribution value and total expected A&B capital contributed and to be contributed. The estimate includes due diligence costs and capitalized interest but excludes capital projected to be contributed by equity partners, third-party debt, and amounts expected to be funded from project cash flows and/or buyer deposits.

(d) Estimated substantial construction completion for Kukui’ula represents the estimated completion date for major project infrastructure and amenities as well as construction activities related to parcel development that is expected to continue past 2030.

(e) The book value of active development projects includes land stated at its acquisition value. In the case of development projects on A&B’s historical landholdings, such as Kamalani and Maui Business Park, the value of land would be approximately $150 per acre.

(f) Estimated or actual dates

22

Alexander & Baldwin, Inc.
Landholdings as of December 31, 2016

	Maui	Kauai	Oahu	Molokai	Big Island	Hawaii Total Acres	Mainland Total Acres	Total Acres
Land under commercial properties/ urban ground leases	97	19	184	—	9	309	125	434
Land in active development	213	—	5	—	—	218	—	218
Land used in other operations	21	20	—	—	—	41	—	41
Land Operations
Urban land, not in active development/use	342	42	—	—	—	384	—	384
Agriculture	48,207	6,631	76	—	—	54,914	—	54,914
Agriculture in urban entitlement process	357	260	—	—	—	617	—	617
Conservation & preservation	15,855	13,309	639	—	—	29,803	—	29,803
Materials & Construction	1	—	542	264	—	807	—	807
Total landholdings	65,093	20,281	1,446	264	9	87,093	125	87,218

A&B Land Sales Data - Maui & Kauai 2012-2016
	Total Acres Sold	WA Price Per Acre	High	Low
Ag-zoned
0-5 acres	9	$114,750	$151,600	$84,400
5-20 acres	60	$71,900	$104,200	$35,600
20-100 acres	468	$28,650	$55,700	$13,750
100+acres	1,570	$25,800	$35,450	$14,600
Total/Weighted Average	2,107	$28,100	$151,600	$13,750

Urban-zoned
0-3 acres	8	$2,328,700	$4,346,200	$1,829,500
3-25 acres	58	$1,735,400	$2,221,100	$1,647,100
Total/Weighted Average	66	$1,813,000	$4,346,200	$1,647,100

23

Alexander & Baldwin, Inc.
Materials & Construction Select Data

Historical EBITDA ($ in millions)	1Q	2Q	3Q	4Q	Full Year
2016	10.4	7.8	8.0	7.0	33.2
2015	9.5	9.7	10.2	11.6	41.0
2014	7.2	11.4	9.0	10.4	38.0
2013	(a)	(a)	(a)	6.8	6.8

Aggregate used/sold (tons in thousands)	1Q	2Q	3Q	4Q	Full Year
2016	183.2	159.5	158.1	195.3	696.1
2015	235.0	234.4	180.5	190.3	840.2
2014	145.4	167.5	166.0	232.5	711.4
2013	(a)	(a)	(a)	112.3	112.3

Asphalt placed (tons in thousands)	1Q	2Q	3Q	4Q	Full Year
2016	117.9	86.9	126.9	113.2	444.9
2015	116.4	115.5	106.9	127.9	466.7
2014	108.9	149.4	98.7	113.5	470.5
2013	(a)	(a)	(a)	114.5	114.5

Backlog ($ in millions)	31-Mar	30-Jun	30-Sep	31-Dec
2016	225.7	264.1	242.5	242.9
2015	205.0	249.7	242.0	226.5
2014	255.6	247.5	233.9	219.4
2013	(a)	(a)	(a)	218.1

Oahu crew days lost to weather	1Q	2Q	3Q	4Q	Full Year
2016	28.0	52.5	78.5	73.5	232.5
2015	25.0	14.0	79.0	57.5	175.5
2014	28.0	37.0	19.5	36.0	120.5
2013	(a)	(a)	(a)	15.0	15.0

Oahu total available crew days	1Q	2Q	3Q	4Q	Full Year
2016	377.0	378.0	444.0	456.5	1,655.5
2015	354.0	364.0	384.0	387.0	1,489.0
2014	330.0	378.0	322.0	327.0	1,357.0
2013	(a)	(a)	(a)	315.0	315.0

(a) Grace was acquired on October 1, 2013.

See Appendix for a statement about management’s use on non-GAAP financial measures and a reconciliation of Materials & Construction operating profit to segment EBITDA.

24

Appendix

25

Alexander & Baldwin, Inc.
Statement on Management’s Use of Non-GAAP Financial Measures

The Company presents the following Non-GAAP financial measures in this Real Estate Supplement:

•	Consolidated Company EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
•	Materials & Construction EBITDA
•	Commercial Real Estate Operating Profit to NOI, Same-Store NOI, and Hawaii Same-Store Retail NOI

The calculations of these financial measures are described in the Glossary of Terms on page 4 of this Supplement.

The Company uses these Non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company’s and segment’s core operating results, future cash flow generation and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The Non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Required reconciliations of these Non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following pages of this Appendix.

26

Alexander & Baldwin, Inc.
Reconciliation of Net Income (Loss) to EBITDA

($ in millions, unaudited)

	Three months ended December 31,			Year ended December 31,
	2016	2015	% Change	2016	2015	% Change
Net Income (Loss)	$0.6	$(11.9)	NM	$(8.4)	$31.1	NM
Adjustments:
Depreciation and amortization	36.0	13.9	159.0%	119.5	55.7	114.5%
Interest expense	6.2	6.6	(6.1)%	26.3	26.8	(1.9)%
Taxes	(1.4)	(9.9)	(85.9)%	(23.0)	16.5	NM
EBITDA	$41.4	$(1.3)	NM	$114.4	$130.1	(12.1)%

27

Alexander & Baldwin, Inc.
Reconciliation of Materials & Construction Operating Profit to EBITDA

($ in millions, unaudited)

	1Q16	2Q16	3Q16	4Q16	2016 YTD

Materials & Construction segment operating profit (excludes interest and taxes)	$8.0	$4.9	$5.6	$4.8	$23.3
Adjustments:
Depreciation and amortization	2.9	3.0	2.9	2.9	11.7
Income attributable to non-controlling interest	(0.5)	(0.1)	(0.5)	(0.7)	(1.8)
Materials & Construction segment EBITDA	$10.4	$7.8	$8.0	$7.0	$33.2

	1Q15	2Q15	3Q15	4Q15	2015

Materials & Construction segment operating profit (excludes interest and taxes)	$7.2	$7.0	$7.5	$9.2	$30.9
Adjustments:
Depreciation and amortization	2.9	3.0	3.0	2.7	11.6
Income attributable to non-controlling interest	(0.6)	(0.3)	(0.3)	(0.3)	(1.5)
Materials & Construction segment EBITDA	$9.5	$9.7	$10.2	$11.6	$41.0

	1Q14	2Q14	3Q14	4Q14	2014

Materials & Construction segment operating profit (excludes interest and taxes)	$3.4	$8.0	$5.9	$8.6	$25.9
Adjustments:
Depreciation and amortization	4.2	4.4	3.7	2.9	15.2
Income attributable to non-controlling interest	(0.4)	(1.0)	(0.6)	(1.1)	(3.1)
Materials & Construction segment EBITDA	$7.2	$11.4	$9.0	$10.4	$38.0

	4Q13	2013 YTD
	(a)	(a)
Materials & Construction segment operating profit (excludes interest and taxes)	$2.9	$2.9
Adjustments:
Depreciation and amortization	4.4	4.4
Income attributable to non-controlling interest	(0.5)	(0.5)
Materials & Construction segment EBITDA	$6.8	$6.8

(a) Segment was formed on October 1, 2013 with the acquisition of Grace Pacific.

28

Alexander & Baldwin, Inc.
Reconciliation of Commercial Real Estate Operating Profit to NOI, Same-Store NOI, and Hawaii Same-Store Retail NOI (Non-GAAP)

($ in millions, unaudited)

	Quarter Ended December 31,
	2016			2015
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Change
Commercial Real Estate Operating Profit	$12.4	$1.1	$13.5	$11.9	$1.5	$13.4	0.7%
Adjustments:
Depreciation and amortization	5.3	1.4	6.7	4.6	2.5	7.1	(5.6)%
Straight-line lease adjustments	(0.5)		(0.5)	(0.7)	0.5	(0.2)	150.0%
General, administrative and other expenses	0.9	0.1	1.0	0.7	0.2	0.9	11.1%
Commercial Real Estate NOI	$18.1	$2.6	$20.7	$16.5	$4.7	$21.2	(2.4)%
Acquisitions / disposition and other adjustments	(1.7)	0.1	(1.6)	(0.2)	(1.5)	(1.7)	(5.9)%
Commercial Real Estate Same-Store NOI	$16.4	$2.7	$19.1	$16.3	$3.2	$19.5	(2.1)%

	Year Ended December 31,
	2016			2015
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Change
Commercial Real Estate Operating Profit	$50.0	$4.8	$54.8	$46.9	$6.3	$53.2	3.0%
Adjustments:
Depreciation and amortization	21.1	7.3	28.4	18.9	10.0	28.9	(1.7)%
Straight-line lease adjustments	(2.5)	0.4	(2.1)	(2.9)	0.6	(2.3)	(8.7)%
General, administrative and other expenses	4.7	0.6	5.3	3.1	0.8	3.9	35.9%
Other	—	—	—	0.3	—	0.3	(100.0)%
Commercial Real Estate NOI	$73.3	$13.1	$86.4	$66.3	$17.7	$84.0	2.9%
Acquisitions / disposition and other adjustments	(8.7)	(2.5)	(11.2)	(3.2)	(6.2)	(9.4)	19.1%
Commercial Real Estate Same-Store NOI	$64.6	$10.6	$75.2	$63.1	$11.5	$74.6	0.8%

Commercial Real Estate NOI			$86.4			$84.0
Adjustments:
Mainland Commercial Real Estate NOI			(13.1)			(17.7)
Commercial Real Estate NOI - Hawaii			$73.3			$66.3
Adjustments:
Hawaii Industrial, Office, and Ground NOI			(26.8)			(27.6)
Commercial Real Estate NOI - Hawaii Retail			$46.5			$38.7
Adjustments:
Acquisitions / disposition and other adjustments			(8.9)			(3.1)
Commercial Real Estate NOI - Hawaii Same-Store Retail			$37.6			$35.6	5.6%

29

Alexander & Baldwin, Inc.

Reconciliation of Commercial Real Estate Operating Profit to NOI (Non-GAAP) (Continued)

($ in millions, unaudited)

	Year Ended December 31,
	2016	2012	Change
Commercial Real Estate operating profit	$54.8	$41.6	31.7%
Less amounts reported in discontinued operations before taxes	—	(17.1)	(100.0)%
Commercial Real Estate operating profit from continuing operations	$54.8	$24.5	123.7%
Adjustments:
Depreciation and amortization	28.4	22.2	27.9%
Straight-line lease adjustments	(2.1)	(3.6)	(41.7)%
General, administrative and other expenses	5.3	2.9	82.8%
Discontinued operations	—	17.1	(100.0)%
Commercial Real Estate NOI	$86.4	$63.1	36.9%

30